UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2025

Ares Industrial Real Estate Income Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-56032	47-1592886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tabor Center,

1200 Seventeenth Street, Suite 2900

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Advisory Agreement (2025)

Renewal of Advisory Agreement

Ares Industrial Real Estate Income Trust Inc. (the “Company”), AIREIT Operating Partnership LP, the Company’s operating partnership (the “Operating Partnership”), and Ares Commercial Real Estate Management LLC, the Company’s advisor (the “Advisor”), previously entered into that certain Second Amended and Restated Advisory Agreement (2024), dated as of August 2, 2024 (the “2024 Advisory Agreement”). The term of the 2024 Advisory Agreement continued through April 30, 2025, subject to renewal for an unlimited number of one-year periods. The Company, the Operating Partnership and the Advisor renewed the 2024 Advisory Agreement on substantially the same terms through April 30, 2026, by entering into the Amended and Restated Advisory Agreement (2025) (the “2025 Advisory Agreement”), effective as of April 30, 2025. In addition, the 2025 Advisory Agreement reflects certain immaterial amendments to clarify the descriptions of certain services that will continue to be provided by the Advisor and certain fees and expenses for which the Advisor will continue to be paid and/or reimbursed, as well as to clarify the meanings of certain defined terms.

The foregoing description is qualified in its entirety by reference to the full text of the 2025 Advisory Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

From April 1, 2025 through May 1, 2025, the Company issued the following shares in transactions exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Regulation D.

The following table details the shares issued and gross proceeds:

	Number of
	Shares Issued	Gross Proceeds
Class S-PR Shares (1)(2)	2,300,546	$29,901,595
Class D-PR Shares (1)	2,726	$35,018
Class I-PR Shares (1)	2,002,967	$25,749,335
(1)	Number of shares issued and gross proceeds include activity from shares issued pursuant to our distribution reinvestment plan.
(2)	Gross proceeds for Class S-PR shares include upfront selling commissions and dealer manager fees, in aggregate, of $327,702.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1

Amended and Restated Advisory Agreement (2025), dated as of April 30, 2025, by and among Ares Industrial Real Estate Income Trust Inc., AIREIT Operating Partnership LP and Ares Commercial Real Estate Management LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARES INDUSTRIAL REAL ESTATE INCOME TRUST INC.

May 6, 2025	By:	/s/ SCOTT A. SEAGER
Name: Scott A. Seager
Title: Managing Director, Chief Financial Officer and Treasurer

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